UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 27, 2006
Date of Report (Date of earliest event reported)

SEARCHLIGHT MINERALS CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-30995	98-0232244
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

#120 - 2441 West Horizon Ridge Parkway
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 939-5247
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 10, 2005, Searchlight Minerals Corp. (the “Company”) entered into option agreements (the “Option Agreements”) with the owners (collectively the “Claim Owners”) of 20 mineral claims representing an area of 3,200 acres located in Clark County, south of Searchlight, Nevada. Under the terms of the Option Agreements, the Company agreed among other things, as consideration for the acquisition of the Searchlight Claims to issue on an annual basis 1,400,000 shares of its common stock to the Claim Owners commencing June, 2005 and continuing until June, 2008, for an aggregate of 5,600,000 shares. On July 27, 2006 Searchlight issued 1,400,000 shares to the Claim Owners. The issuance was completed pursuant to Section 4(2) of the Securities Act. As of July 27, 2006 the Company has issued 2,800,000 shares of its common stock to the Claim Owners.

ITEM 7.01 REGULATION FD

The information provided in Item 1.01 above, is hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARCHLIGHT MINERALS CORP.

Date: August 2, 2006
	By:	/s/ Carl S. Ager

CARL S. AGER
Secretary and Treasurer